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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 30, 2005

                        (Date of earliest event reported)

                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

       0-16075                                            86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                         936A Beachland Boulevard, Suite
                                       13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                                               number, including area code)

                                       n/a

          (Former Name or Former Address, if Changed Since Last Report)

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Century Pacific Financial Corporation (the "Company") undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

      On March 30, 2005, Century Pacific Financial Corporation entered into a Letter of Intent to acquire Town House Land Limited ("Town House"), a private limited liability company organized under the laws of the Hong Kong Special Administrative Region in The People's Republic of China (the "PRC"). Under the transactions contemplated under the Letter of Intent, the Company will acquire all of the outstanding capital stock of Town House from Town House's existing stockholders and the holders of capital stock to be issued by Town House in connection with a private placement capital raise ("Capital Raise") to be completed simultaneous with the closing of the acquisition (collectively, the "Town House Stockholders"). In the exchange, the Company will issue shares of its common stock to the Town House Stockholders (including the holders of capital stock to be issued in the Capital Raise), in such amount so that, immediately after giving effect to the acquisition, the Town House Stockholders will own in the aggregate 92.0% of the Company's issued and outstanding shares of common stock on a fully diluted basis. At the close of the transaction, it is contemplated that a new board of directors will be designated by the Town House Stockholders. After the payment of certain transaction related fees (including the issuance of the Company's common stock to certain finders and advisors), the current stockholders of the Company are expected to own approximately 8.0% of the issued and outstanding common stock after completion of the transaction with Town House, on a fully diluted basis.

      The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, the delivery of financial statements of Town House prepared in accordance with generally accepted accounting principles in the United States of America, and the approval of the acquisition by the Company's board of directors. The acquisition is also subject to Town House's completion of a Capital Raise in an amount not less than $5,000,000. Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close in the second quarter of 2005. However, there can be no assurances that the acquisition will be completed.

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About the Company

      The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

About Town House

      The principal business operations of Town House are conducted by and through its 97% owned subsidiary, Wuhan Town Land Limited (formerly: Wuhan Pacific Industry Development Co., Limited). Town House is one of the first privately owned property developers in Wuhan City and is one of the largest property developers in Wuhan City, based on a list of top 100 property development enterprises in Wuhan City in terms of Gross Floor Area ("GFA") sold in 2002 published by the Wuhan Statistics Bureau. It engages principally in the design, construction and sale of luxury apartment buildings and multi-purpose buildings in the City of Wuhan in the PRC. The apartments are primarily held for sale to middle income to upper level income customers. Certain properties developed by Town House are multi-purpose properties that also include retail and commercial floors on the lower levels of the buildings.

      Town House's present portfolio of developed properties and properties under development are located primarily in Wuhan City and target different segments within the mass residential property market, including young white collar employees, middle to senior managers in enterprises, entrepreneurs and families with young children. These upwardly mobile people represent the emerging middle class in Wuhan City and are a growing source of demand in the mass residential property market.

      As of December 31, 2004, Town House reports that it has equity interests in two property development projects in Wuhan City, with an approximate GFA of 57,517 square meters and an aggregate site area of approximately 8,991 square meters. Town House has obtained land use rights certificates in respect of each of these two property development projects.

      In addition, Town House has not yet obtained land use rights certificates in respect of, but has interest in and plans to develop a further five projects in Wuhan City. Since the relevant land use rights certificates have not yet been issued or obtained, no commercial value has been assigned to any of these five additional projects or in the calculation of its adjusted net tangible asset value.

      Town House aims to further expand its position in Wuhan City, and plans to also expand its focus on property business in Shanghai. Town House also indicates that it will pursue quality business opportunities in other fast growing cities in China such as Yi Chang, if market conditions are appropriate. Wuhan City, located in central China, has played an important role of connecting the east with the west, and the south with the north in the PRC. Wuhan City, with an urban metropolitan population of approximately 6,800,000 residents, ranks as the sixth city among the top 25 cities in the PRC. Located at the middle reaches of the Yangtze River, Wuhan is a thoroughfare to nine provinces in the PRC and is a transportation and logistics center in inland China with an array of high-speed road, railway and river access.

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      After  exploratory  studies of the United States real estate market,  Town
House recently decided to enter the U.S. real estate development market, initially in the States of California and Nevada. Town House has acquired or obtained options to acquire, or is in the process of entering in agreements to acquire or option, undeveloped land on three sites in Los Angeles and one site in Las Vegas. However, Town House has made no commitments with respect to the development of these sites.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Century Pacific Financial Corporation
                                    (Registrant)


Date: April 4, 2005                 By: /s/ Kevin R. Keating
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                                       Kevin R. Keating, President and Secretary